                         VARIABLE RATE INSTALLMENT NOTE

-------------------------------    --------------------------------
AMOUNT $4,000,000.00 (U.S.)        NOTE DATE  October 14, 1997

MATURITY DATE October 1, 2002      TAX IDENTIFICATION # 39-1679918
-------------------------------    --------------------------------

For Value Received, the undersigned promise(s) to pay to the order of Comerica Bank - California ("Bank"), at any office of the Bank in the State of California, Four Million Dollars and No Cents ($4,000,000.00) (U.S.) in installments in the amounts set forth in the next succeeding sentence, plus interest on the unpaid balance from the date of this Note at a per annum rate equal to the Bank's base rate from time to time in effect from time to time, plus one- and-one-half percentage points (1.500%) per annum until maturity, whether by acceleration or otherwise, or until Default, as later defined, and after that at a default rate equal to the rate of interest otherwise prevailing under this Note plus 3% per annum. (but in no event in excess of the maximum rate permitted by law). Payments of principal on the Note shall be made in monthly payments as follows: (i) $41,667.00 beginning on November 1, 1997 and on the first day of each calendar month thereafter until October 1, 1998; (ii) $50,000.00 beginning on November 1, 1998 and on the first day of each calendar month thereafter until October 1, 1999; (iii) $58,333.00 beginning on November 1, 1999 and on the first day of each calendar month thereafter until October 1, 2000; (iv) $66,667.00 beginning on November 1, 2000 and on the first day of each calendar month thereafter until October 1, 2001; and (v) $116,666 beginning on November 1, 2001 and on the first day of each calendar month thereafter until September 1, 2002 (each of the payment dates described in clauses (i) through (v), a "Payment Date"); and (vi) a final payment of all remaining principal on October 1, 2002, or such earlier Payment Date as all of the principal on the Note shall have been paid in full (the "Maturity Date"). Each such payment of principal on the Note shall be accompanied by a payment of accrued interest thereon, and all accrued but unpaid interest, fees and costs shall be due on the Maturity Date. Interest shall be calculated for the actual number of days the principal is outstanding on the basis of a 360 day year if this Note evidences a business or commercial loan or a 365 day year if a consumer loan. The Bank's "base rate" is that annual rate of interest so designated by the Bank and which is changed by the Bank from time to time. Interest rate changes will be effective for interest computation purposes as and when the Bank's base rate changes. If the frequency of principal and interest installments is not otherwise specified, installments of principal and interest due under this Note shall be payable monthly on the first day of each month.

In addition to the payments of principal set forth above, the undersigned agrees to make additional mandatory prepayments of principal as follows:

    (a) on April 1, 1999, on each anniversary date thereafter in 2000 and 2001, and on the Maturity Date, equal on each such date to thirty-five percent (35%) of Adjusted Cash Flow during the immediately preceding fiscal year of the Borrower (each such payment, a "Profit Recapture Payment"). As used in this Note, the term Adjusted Cash Flow for such fiscal year means Cash Flow, as defined below, for such fiscal year less the aggregate sum of all scheduled payments during such fiscal year of principal of this Note (which, for the avoidance of doubt, shall not include the Profit Recapture Payment described in this paragraph (a) or the Mandatory Principal Repayments described in paragraphs
(b), (c) and (d) below). As used in this Note, the term Cash Flow means Net Income (after deduction for income taxes and other taxes of such person determined by reference to income or profits of such person) for such period, plus, to the extent deducted in computation of such Net Income, the amount of depreciation and amortization expense and the amount of deferred tax liability during such period, all as determined in accordance with GAAP and Net Income means the net income (or loss) of a person for any period determined in accordance with GAAP but excluding in any event (i)any gains or losses on the sale or other disposition, not in the ordinary course of business, of investments or fixed or capital assets, and any taxes on the excluded gains and any tax deductions or credits on account on any excluded losses; and (ii) net earnings of any Person in which Borrower has an ownership interest, unless such net earnings shall have actually been received by Borrower in the form of cash distributions; and

    (b) within five business days of repayment of the indebtedness of the undersigned to ERLY Industries, Inc., 100 percent of the amount by which the amount advanced under this Note exceeds the amount paid to ERLY Industries, Inc. in settlement of such indebtedness minus the reasonable legal fees and expenses of the undersigned incurred in any litigation to determine the amount of such repayment; and

    (c) within five business days of any sale or other transfer of any capital assets of the undersigned, 100 percent of the proceeds thereof, net of reasonable transaction costs of such transaction provided, however, that the foregoing shall not be deemed a waiver by the Bank of the requirement that the undersigned obtain the prior written consent of the Bank in connection with any such sale; and

    (d) within five business days of any sale of equity securities of the undersigned, 100 percent of the proceeds of such sale net of reasonable costs of such transaction.

    The additional  mandatory principal  prepayments  described in subparagraphs
(a) through (d) of the preceding paragraph are referred to as Mandatory Principal Prepayments. Each Mandatory Principal Prepayment shall be applied to the payment of principal last coming due, and accordingly shall not reduce the amount of any scheduled prior payment of principal due on this Note.

 If this Note or any installment under this Note shall become payable on a day other than a day on which the Bank is open for business, this payment may be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. Any payments of principal in excess of the installment payments required under this Note need not be accepted by the Bank (except as required under applicable law), but if accepted shall apply to the installments last falling due. A late installment charge equal to 5% of each late installment may be charged on any installment payment not received by the Bank within 10 calendar days after the installment due date, but acceptance of payment of this charge shall not waive any default under this Note.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced (collectively "Indebtedness") are secured by and the Bank is granted a security interest in all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank, specifically including that certain Revolving Credit Loan and Security Agreement (Accounts and Inventory) between the undersigned and the Bank of even date herewith (collectively "Collateral"). Notwithstanding the above, (i) to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any deed of trust or mortgage on or other security interest in any of the undersigned's principal dwelling or in any of the undersigned's real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has (have) given or give(s) Bank a deed of trust or mortgage covering real property, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place.

If the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness ("guarantor") (a) fail(s) to pay this Note or any of the Indebtedness when due, by maturity, acceleration or otherwise, or fails to pay any Indebtedness owing on a demand basis and such failure continues for three (3) business days after written notice thereof or written demand therefor; or (b) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any guarantor and the Bank; or (c) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation or a limited liability company) is the subject of a dissolution, merger or consolidation: or (d) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (e) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (f) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (g) If there is a material impairment of the prospect of repayment of all or any portion of this Note or the Indebtedness, or a material impairment of the value or priority of Bank's security interest in the Collateral, including, without limitation, any action by any subcontractor or warehouseman holding or asserting a lien in Collateral or asserting a setoff right or (h) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence thereof to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. In addition, if this Note is secured by a deed of trust or mortgage covering real property, then the trustor or mortgagor shall not mortgage or pledge the mortgaged premises as security for any other indebtedness or obligations. This Note, together with all other indebtedness secured by said deed of trust or mortgage, shall become due and payable immediately, without notice, at the option of the Bank, (a) if said trustor or mortgagor shall mortgage or pledge the mortgaged premises for any other indebtedness or obligations or shall convey, assign or transfer the mortgaged premises by deed, installment sale contact or other instrument, or (b) if the title to the mortgaged premises shall become vested in any other person or party in any manner whatsoever, or (c) if there is any disposition (through one or more transactions) of legal or beneficial title to a controlling interest of said trustor or mortgagor. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

Notwithstanding anything contained in this paragraph to the contrary, Bank shall refrain from exercising its rights and remedies and Default shall thereafter not be deemed to have occurred by reason of the occurrence of any of the events set forth in clause (c) (as it relates to a person or entity other than a natural person) or clause (h) of this paragraph if, within ten (10) days from the date thereof, the same is released, discharged, dismissed, bonded against or satisfied; provided, however, if the event is the institution of insolvency, bankruptcy or similar proceedings against Borrower, Bank shall not be obligated to make advances to Borrower during such cure period.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3-605 of the California Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations, or any interest, in any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness. The undersigned agree(s) that the Bank may provide information relating to this Note or to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to reimburse the holder or owner of this Note for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorney fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE IS MADE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

THE MAXIMUM INTEREST RATE SHALL NOT EXCEED THE HIGHEST APPLICABLE USURY CEILING.

THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.


               For Corporations, Partnerships, Trusts, or Estates


HANSEN BEVERAGE COMPANY    By:______________________ Its:_______________________
OBLIGOR NAME TYPED/PRINTED SIGNATURE OF              TITLE


___________________________By:_______________________Its:_______________________
STREET ADDRESS             SIGNATURE OF              TITLE


___________________________By:_______________________Its:_______________________
CITY                       SIGNATURE OF              TITLE


__________________________ By:_______________________Its:_______________________
STATE ZIP CODE             SIGNATURE OF              TITLE


For Bank Use Only                              CCAR #
---------------------------------- ---------------------------------------------

Loan Officer Initials    Loan Group Name        Obligor(s) Name

----------------------   -------------------- ---------------------- ---------

Loan Officer I.D. No.    Loan Group No.   Obligor #      Note #     Amount

----------------------   --------------   ------------   ---------- ---------